UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2026

SURGEPAYS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd., Suite 104

Bartlett, TN 38133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 302-9587

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 7, 2026, SurgePays, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with GPO Plus, Inc. (“GPO Plus”), and ClearLine Apps, LLC, a newly formed subsidiary of GPO Plus (the “Acquisition Subsidiary”), pursuant to which the Acquisition Subsidiary would acquire (the “Acquisition”) from the Company (i) the Company’s ClearLine engagement platform, media network and related technology, functionality and operating assets, and (ii) the Company’s GPOX Wireless business and assets (collectively the “Purchased Assets”) in consideration of a $27,500,000 purchase price to be paid only in the form of 25,000,000 shares (the “Preferred Shares”) of GPO Plus Series D Preferred Stock (the “Series D Preferred Stock”). Each share of Series D Preferred Stock is convertible at the election of the holder into one share of GPO Plus common stock, has no preferential dividend, liquidation or other rights, and has no voting rights.

In connection with entering into the Purchase Agreement, the Company also entered into a Put Option Agreement (the “Put Agreement”) with Emerald Shoals Targeted Opportunities Fund LP (“Emerald Shoals”), pursuant to which the Company would have the right (the “Put Right”) to sell the Preferred Shares or shares of common stock issuable upon conversion of the Preferred Shares to Emerald Shoals for $27,500,000 during an exercise period beginning at closing of the Acquisition and continuing for three years and 90 days from closing. The Put Right is intended to serve as a backstop to ensure that the Company receives $27,500,000 in value from the sale of the Assets in the Acquisition.

The Purchase Agreement includes customary representations, warranties and covenants by each of the parties and customary closing conditions. The Purchase Agreement also requires GPO Plus to issue Emerald Shoals, as additional consideration for Emerald Shoals entering into the Put Agreement, a five-year warrant to purchase 15,000,000 shares of GPO Plus common stock, divided into three tranches of 5,000,000 shares exercisable at $0.05, $0.15 and $0.25 per share, respectively.

The foregoing descriptions of the Asset Purchase Agreement and Put Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.01.

On September 10, 2026, the Company, GPO Plus and the Acquisition Subsidiary closed the Acquisition, the Company assigned the assets to the Acquisition Subsidiary, and GPO Plus issued the Preferred Shares to the Company.

Item 8.01. Other Events.

The disclosure provided above in Items 1.01 and 2.01 is incorporated by reference into this Item 8.01.

As previously reported, the Company received notice from the Nasdaq Stock Market LLC that it no longer satisfied the market value of listed securities requirement set forth in Nasdaq Listing Rule 5550(b)(2), and separately that the bid price of its common stock had fallen below the minimum required by Nasdaq Listing Rule 5550(a)(2).

As a result of closing the Acquisition, the Company’s stockholders’ equity as of the date hereof exceeds both the $2,500,000 in stockholders’ equity required under Nasdaq’s continued listing standards, and the $5,000,000 in stockholders’ equity required under Nasdaq’s initial listing standards for The Nasdaq Capital Market. The Company intends to notify Nasdaq staff accordingly, and also intends to notify Nasdaq of its intent to cure the bid price deficiency during a second compliance period, including by effecting a reverse stock split if necessary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement dated September 7, 2026, by and between SurgePays, Inc., GPO Plus, Inc., and ClearLine Apps, LLC
10.2	Put Option Agreement dated September 7, 2026, by and between SurgePays, Inc. and Emerald Shoals Targeted Opportunities Fund LP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (15 U.S.C. §78u-5). Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations, and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions, including with respect to the effects of the Acquisition and Put Right, as well as actions to be taken with respect to the Company’s Nasdaq listing. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, readers should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed or identified in the Company’s filings with the Securities and Exchange Commission, including the risk factors contained in its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update these statements as a result of new information or future events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGEPAYS, INC.

Date: September 10, 2026	By:	/s/ Kevin Brian Cox
	Name:	Kevin Brian Cox
	Title:	Chief Executive Officer